Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Transition Report of VistaCare, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark E. Liebner, the Chief Financial Officer of VistaCare, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK E. LIEBNER

Chief Financial Officer
(principal executive officer)

Dated: December 14, 2004

      A signed original of this written statement required by Section 906 has been provided to VistaCare, Inc. and will be retained by VistaCare, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.